UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No.             )

Check the appropriate box:

☐	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒	Definitive information statement.

JPMorgan Trust I
(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

JPMORGAN TRUST I

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

270 Park Avenue, New York, New York 10017

Toll-Free (800) 480-4111

June 20, 2011

Dear Shareholder,

The purpose of the enclosed information statement is to inform shareholders of each of the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund (each a “Fund”, and together the “Funds”), each a series of JPMorgan Trust I, a Delaware statutory trust (the “Trust”), of a new subadvisory agreement between J.P. Morgan Investment Management Inc. (“JPMIM”), the Funds’ investment adviser, and Shenkman Capital Management, Inc. (hereinafter “Shenkman” or the “Subadviser).

On March 31, 2011, JPMIM entered into a new subadvisory agreement with Shenkman pursuant to which Shenkman is engaged by JPMIM, with the approval of the Trust’s Board of Trustees, to serve as a subadviser to each of the Funds.

After careful consideration, on February 16, 2011, the Trust’s Board of Trustees approved and adopted the subadvisory agreement between JPMIM and Shenkman and determined that the terms and conditions of the subadvisory agreement between JPMIM and Shenkman are fair to, and in the best interests of, each of the Funds and their respective shareholders.

As a matter of regulatory compliance, we are sending you this information statement, which describes the current management structure of the Funds, and the terms of the new subadvisory agreement with Shenkman.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Should you have any questions or need additional information, please call JPMorgan Funds at 1-800-480-4111.

Sincerely,

Patricia A. Maleski

President, JPMorgan Funds

IS-ACCESS-0611

June 20, 2011

JPMORGAN TRUST I

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

270 PARK AVENUE,

NEW YORK, NEW YORK 10017

TOLL-FREE (800) 480-4111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://www.jpmorganaccessfunds.com.

This information statement is being furnished to shareholders of the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund (each a “Fund”, and together the “Funds”) of JPMorgan Trust I, a Delaware statutory trust (the “Trust”) in lieu of a proxy statement, pursuant to the terms of an exemptive order obtained by the Trust and JPMorgan Investment Management Inc. (“JPMIM”), the Funds’ investment adviser, from the Securities and Exchange Commission (the “SEC”).

The exemptive order permits JPMIM, subject to supervision and approval of the Trust’s Board of Trustees (the “Board”), to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable fund of the Trust. Pursuant to the exemptive order, shareholders will be notified of any changes in subadvisers. This information statement is being furnished to notify shareholders of the Funds that JPMIM has entered into a new subadvisory agreement (the “New Subadvisory Agreement”). On March 31, 2011, JPMIM entered into a new subadvisory agreement with Shenkman Capital Management, Inc. (hereinafter “Shenkman” or the “Subadviser”), pursuant to which Shenkman is engaged by JPMIM, with the approval of the Board, to serve as a subadviser to each of the Funds.

This information statement will be mailed on or about June 28, 2011.

At a meeting of the Board on February 15, 2011, after careful consideration, the Board, including a majority of the Board who are not parties to the New Subadvisory Agreement or “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party (the “Disinterested Trustees”), determined that the terms and conditions of the New Subadvisory Agreement is fair to, and in the best interests of each of the Funds and their respective shareholders and approved and adopted the New Subadvisory Agreement. The New Subadvisory Agreement is substantially the same as the existing subadvisory agreements between JPMIM and the Funds’ current subadvisers. A Copy of the New Subadvisory Agreement is attached as Annex A to this information statement.

Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

For more information about the New Subadvisory Agreement and other matters contemplated by the New Subadvisory Agreement, please review this information statement and the New Subadvisory Agreement attached to it as Annex A.

THE ADVISORY AGREEMENT

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Funds, pursuant to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, and except as delegated to one or more subadvisers, JPMIM provides investment advisory services to certain JP Morgan funds, which include managing the purchase, retention and disposition of such funds’ investments. Any investment program undertaken by JPMIM will at all times be subject to the policies and control of the Trustees.

The Advisory Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 270 Park Avenue, New York, New York 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”).

The investment advisory services that JPMIM provides to the Funds are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the respective Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for each of the Funds.

As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by JPMIM under the Advisory Agreement, the Funds have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to a percentage of each Fund’s average daily net assets as specified in the Access Funds Prospectuses. JPMIM may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The Funds commenced operations on September 30, 2009. The table below sets forth the investment advisory fees paid or accrued by each Fund to JPMIM (waived amounts are in parentheses), for the period ended June 30, 2010* (amounts in thousands):

	Period Ended June 30, 2010*
Fund	Paid/Accrued	Waived

JPMorgan Access Balanced Fund	$4,245	$(2,246)

JPMorgan Access Growth Fund	2,220	(1,268)

*The Funds commenced operations on 9/30/09. Therefore, the fiscal period ended 6/30/10 covers the period 9/30/09-6/30/10.

INVESTMENT PROCESS

Each Fund uses a “multi-manager” investment strategy. JPMIM is the Adviser and sets each Fund’s overall investment strategies. J.P. Morgan Private Investments Inc. (“JPMPI”), Fiduciary Management, Inc. (“FMI”), Manning & Napier Advisors, Inc. (“M&N”), TimesSquare Capital Management, LLC (“TimesSquare”), TAMRO Capital Partners LLC (“TAMRO”), Osterweis Capital Management LLC (“Osterweis”), Capital Guardian Trust Company (“CGTC”) and Tradewinds Global Investors, LLC (“Tradewinds”) have been engaged by JPMIM to serve as subadvisers to each of the Funds.

JPMPI is responsible for the day to day management of each Fund. JPMPI allocates portions of each Fund’s assets to several subadvisers, who then manage their respective portions of the assets under the general supervision of JPMPI. JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest each Fund’s assets across the various asset classes and with the various subadvisers.

JPMPI and JPMIM use rigorous criteria to select subadvisers and underlying fund managers to manage certain portions of a Fund’s assets. In choosing investments and their allocations, JPMPI considers a number of factors including: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to a Fund of using actively (i.e. mutual funds) versus passively (i.e. ETFs) managed investment vehicles. By combining the strengths of different subadvisers and underlying fund managers, each Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other subadvisers and underlying fund managers.

In addition to selecting the Subadvisers and allocating each Fund’s assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Fund. JPMIM reviews the Fund’s portfolio holdings, evaluates the on-going performance of the Subadvisers and monitors concentration in a particular security or industry.

THE SUBADVISORY AGREEMENTS

Summary of Current Subadvisory Agreements

The subadvisory agreement entered into by JPMIM with JPMPI was approved by the Trustees, including a majority of the Disinterested Trustees, on June 11, 2009, and by the sole initial shareholder of the Fund on September 30, 2009, and became effective on August 27, 2009.

The subadvisory agreements entered into by JPMIM with each of FMI, M&N and TimesSquare were approved by the Trustees, including a majority of the Disinterested Trustees, on November 18, 2009 and became effective on December 2, 2009.

The subadvisory agreements entered into by JPMIM with each of TAMRO, Osterweis and CGTC were approved by the Trustees, including a majority of the Disinterested Trustees, on February 24, 2010 and became effective on March 29, 2010, March 31, 2010 and May 1, 2010 respectively.

The subadvisory agreement entered into by JPMIM with Tradewinds was approved by the Trustees, including a majority of the Disinterested Trustees, on August 18, 2010 and became effective on October 8, 2010.

Each subadvisory agreement will continue in effect for a period of two years from the date of the anniversary of its execution, unless terminated sooner, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each of the subadvisory agreements provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the Advisory Agreement. Under the terms of the subadvisory agreements, JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis, CGTC and Tradewinds are not liable to JPMIM, the Funds or their shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Funds or their shareholders, except in the case of each subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the subadvisory agreement.

JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis, CGTC and Tradewinds are each independent of JPMIM and discharge their responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays each subadviser’s fees. JPMPI, a registered investment adviser, is an indirect wholly-owned subsidiary of JPMorgan Chase. JPMPI is an internationally diversified organization headquartered in New York, with operations in many areas of the financial services industry. FMI is an SEC registered investment adviser, founded in 1980. FMI is owned by Ted D. Kellner and key employees. Ted Kellner owns 68% of FMI and Patrick J. English owns 24% of FMI. M&N is an SEC registered investment adviser, founded in 1970. William Manning, founder, is the majority owner of M&N. TimesSquare is an SEC registered investment adviser with a focus on institutional clients. TimesSquare was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc. TimesSquare is an autonomous and independently operated majority-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company (NYSE: AMG) with equity investments in a diverse group of investment management firms, including TimesSquare. TAMRO is an SEC registered investment adviser, founded in 2000. TAMRO is owned 68.5% by TAMRO Management LLC and 23.5% by Northern Lights Capital Partners, LLC. TAMRO Management LLC is owned 45% by Philip D. Tasho and 22.5% by Kathleen B. Neumann. Osterweis is an SEC registered investment adviser, founded in 1983. Osterweis is wholly owned and controlled by several employees and two outside directors through several trusts. The Osterweis Revocable Trust owns 47% of Osterweis, the Hellman Revocable Trust owns 12.9% of Osterweis and the Berler Family Revocable Trust owns 9% of Osterweis. CGTC is an SEC registered investment adviser, founded in 1968. CGTC participates in equity and fixed-income markets in both developed and emerging economies on behalf of a diverse group of clients. CGTC is 100% owned by Capital Group International, Inc., which is the holding company for several U.S. and non-U.S. investment management firms. Capital Group International, Inc. is 100% owned by The Capital Group Companies, Inc. The Capital Group Companies is 100% privately held by a group of approximately 400 investment and administrative employees (both active associates and recent retirees). It is the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. Tradewinds is an SEC registered investment adviser, founded in March, 2006. Tradewinds is a controlled subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City Investment Holdings, L.L.C. (“Windy City”), a limited liability company formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. In addition, Bank of America Corporation, through one or more of its controlled subsidiaries, holds an approximate 32% interest in Windy City’s non-voting equity.

JPMPI is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of each of the Funds allocated to JPMPI. The aggregate annual rates of the fees payable by JPMIM to JPMPI for managing its portion of each Fund is .95%, expressed as a percentage of the average daily net assets of each Fund. During the Funds’ fiscal year ended June 30, 2010, JPMPI was paid $3,697,621 and $1,838,622 of subadvisory fees for the Access Balanced Fund and the Access Growth Fund, respectively.

FMI, M&N, TimesSquare, TAMRO, Osterweis, CGTC and Tradewinds are paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Fund allocated to FMI, M&N, TimesSquare, TAMRO, Osterweis, CGTC and Tradewinds respectively. During the Funds’ fiscal year ended June 30, 2010, FMI, M&N, TimesSquare, TAMRO, Osterweis and CGTC, in aggregate, were paid $275,614 and $191,182 of subadvisory fees for the Access Balanced Fund and the Access Growth Fund, respectively.

The Trust expects that differences in investment returns among the portions of the Fund managed by different subadvisers will cause the actual percentage of each Fund’s assets managed by each subadviser to vary over time. In general, a Fund’s assets once allocated to one subadviser will not be reallocated (or “rebalanced”) to another subadviser of the Fund. However, JPMIM and/or JPMPI may reallocate assets from one subadviser to another when deemed in the best interests of a Fund and its shareholders, including when the assets managed by a subadviser exceed that portion managed by any other subadviser to a Fund. In some instances, where a reallocation results in any rebalancing of a Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing subadviser to a portion of the Fund with a relatively lower total return.

New Subadvisory Agreement with Shenkman Capital Management, Inc.

JPMIM has engaged Shenkman as a subadviser to each of the Funds, pursuant to the Shenkman Subadvisory Agreement, a copy of which is attached hereto as Annex A. Shenkman is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM. Shenkman is an SEC registered investment adviser dedicated to providing investment management services to institutional and individual investors with an investment focus on highly leveraged companies. Shenkman is a privately held corporation, 100% owned by team members and directors. Mark R. Shenkman, President and Chief Investment Officer, and family have a majority ownership interest in Shenkman. Nine other individuals, including eight team members and one director, also have ownership interests in Shenkman. As of December 31, 2010, Shenkman had approximately $15.9 billion in assets under management.

The allocation of each Fund’s assets among JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis, CGTC, Tradewinds and Shenkman will be determined by JPMPI, subject to the review of JPMIM and the Trustees, in the best interests of each Fund and its respective shareholders. The Trust expects that differences in investment returns among the portions of each Fund to be managed by JPMPI, FMI, M&N, TimesSquare, TAMRO, Osterweis, CGTC, Tradewinds and Shenkman will cause the actual percentage of each Fund’s assets to be managed by Shenkman to vary over time.

Shenkman will be paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Fund allocated to Shenkman. Because the term of the Subadvisory Agreement with Shenkman has not yet commenced, no subadvisory fees were paid to Shenkman during the Funds’ last fiscal year. Because the fees paid to Shenkman under the Subadvisory Agreement are not paid by the Funds but are paid by JPMIM out of the advisory fees JPMIM receives from the Funds, there is no change in the advisory fee paid by each Fund as a result of the addition of Shenkman as Subadviser to each Fund.

The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, Shenkman is not liable to JPMIM, the Funds or their respective shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Funds or their respective shareholders, except in the case of Shenkman’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

The table below illustrates the individuals who will serve as portfolio managers for the portion of each Fund’s assets allocated to Shenkman.

JPMORGAN ACCESS BALANCED FUND and JPMORGAN ACCESS GROWTH FUND

SUBADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE

Shenkman Capital Management, Inc.	Mark R. Shenkman	Mr. Shenkman is the President and Chief Investment Officer of Shenkman. He founded the firm in 1985.

	Frank X. Whitely	Mr. Whitley is an Executive Vice President of Shenkman Capital Management. He joined the firm in 1988 and has been a portfolio manager since 1994.

	Steven N. Schweitzer	Mr. Schweitzer is a Senior Vice President of Shenkman Capital Management. He joined the firm in 1996 and has been a portfolio manager since 2004.

Shenkman acts as an adviser and/or a subadviser to other funds whose investment objectives are similar to the Funds’, as shown in the table below.

Name of Fund	Investment Objective/Investment Style	Size of Fund as of December 31, 2010	Subadvisory Fee[1]	Fee Waivers and Reimbursements
Harbor High Yield Bond Fund	Shenkman high yield bond strategy	$1,500,000,000	+	N/A
Old Westbury Global Opportunities Fund	Shenkman high yield bond strategy	$778,000,000[2]	*	N/A
Members Mutual Funds (Madison Asset Mgmt)	Shenkman high yield bond strategy	$117,000,000	0.37%	N/A
Ultra Series Fund (Madison Asset Mgmt)	Shenkman high yield bond strategy	$99,000,000	0.38%	N/A

1 Effective billing rate as of December 31, 2010

2 Assets managed by Shenkman Capital Management, Inc.

+Information regarding Shenkman’s subadvisory fee with respect to the Harbor High Yield Bond Fund has not been made available to the Funds for disclosure in this information statement

* Information regarding Shenkman’s subadvisory fee with respect to the Old Westbury Global Opportunities Fund has not been made available to the Funds for disclosure in this information statement in reliance on exemptive relief granted to the Old Westbury Global Opportunities Fund

Executive Officers and Directors of Shenkman Capital Management, Inc.

Information regarding the principal executive officers and directors of Shenkman is set forth below. Shenkman’s address is 461 Fifth Avenue, 22nd Floor, New York, NY 10017. The address for each of the persons listed below, as it relates to his or her duties with Shenkman, is the same as that of Shenkman.

Name	Position with Adviser	Principal Occupation

Mark R. Shenkman	President, Chief Investment Officer, Director	Same

Frank X. Whitely	Executive Vice President, Portfolio Manager	Same

Richard H. Weinstein	Chief Operating Officer, General Counsel, Chief Compliance Officer	Same

Mark J. Flanagan	Executive Vice President, Portfolio Manager	Same

Victor Rosenzweig	Director	Attorney

Board Review of the New Subadvisory Agreement

The New Subadvisory Agreement was approved by the Trustees, including a majority of the Disinterested Trustees, on February 15, 2011.

The Board believes that the terms and conditions of the New Subadvisory Agreement are fair to, and in the best interests of, each Fund and its respective shareholders.

In considering the New Subadvisory Agreement, the Trustees had before them information to evaluate: (i) the nature, extent and quality of services provided by the Subadviser; (ii) the costs of services provided and profitability to the Subadviser; (iii) potential ancillary benefits received by the Subadviser as a result of its relationship with the Funds; (iv) possible economies of scale; (v) the Funds’ Chief Compliance Officers’ evaluation of the sub-adviser’s compliance programs; (vi) fees relative to the Subadviser’s other clients; (vii) investment performance; and (viii) advisory fees and expense ratios.

The Trustees reviewed the New Subadvisory Agreement, pursuant to which the Subadviser will manage each Fund’s assets allocated to it (the “Assets”) subject to the general supervision of the Trustees, in accordance with each Fund’s investment objective, policies, and restrictions, in compliance with requirements applicable to registered investment companies, and such other limitations as JPMIM may institute. The Subadviser will make investment decisions for its Assets, place purchase and sale orders for portfolio transactions for its Assets, and employ professional portfolio managers and securities analysts to provide research services to its Assets. The Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Assets. In addition,

The Subadviser will (i) regularly report to the Trustees and JPMIM with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or JPMIM, (ii) consult with the Funds’ pricing agent regarding the valuation of securities for which market quotations are not readily available, and (iii) provide information about other accounts managed by the Subadviser that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser for the Funds. The Trustees also considered the quality of the investment research capabilities of the Subadviser and the other resources the Subadviser has dedicated to performing services for the Funds.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement with the Subadviser, as provided in the New Subadvisory Agreement, was fair and reasonable and that the New Subadvisory Agreement was in the best interests of each Fund and its respective shareholders.

The Board determined that (i) the subadvisory services offered by the Subadviser could reasonably be expected to complement the services provided by each Fund’s other subadvisers in a manner that would be consistent with and further its “manager of managers” strategy, (ii) the investment performance history of the Subadviser’s portfolio management team was favorable on an absolute and relative basis, (iii) the Subadviser has experience in managing investment company assets and the Subadviser’s portfolio management team has demonstrated its ability to adhere to compliance procedures, and (iv) the fees for the advisory services to be rendered by the Subadviser are fair and reasonable in light of the usual and customary charges made by others offering the same or similar services.

BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

As of April 30, 2011, the Trustees and officers as a group owned less than 1% of the shares of the Fund. As of April 30, 2011, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds.

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
JPMORGAN ACCESS BALANCED FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	65.89%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34.02%

CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.77%
INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.90%
SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A.* FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.53%
JPMORGAN ACCESS GROWTH FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	88.18%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.27%
CLASS C SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.85%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK N.A*. FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.86%
SELECT CLASS SHARES	JPMORGAN CHASE BANK N.A*. FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	99.07%

*  The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

AFFILIATED BROKERAGE

The Funds commenced operations on September 30, 2009. The table below sets forth the brokerage commissions paid for the period ended June 30, 2010* (amounts in thousands).

Fund	Period Ended 6/30/10*
JPMorgan Access Balanced Fund
Total Brokerage Commissions	$844,494
Brokerage Commissions to Affiliated Broker-Dealers	-**
JPMorgan Access Growth Fund
Total Brokerage Commissions	526,481
Brokerage Commissions to Affiliated Broker-Dealers	-**

*The Funds commenced operations on 9/30/09. Therefore, the fiscal period ended 6/30/10 covers the period 9/30/09-6/30/10.

**Amount rounds to less than one thousand.

SERVICE PROVIDERS

The Trust’s distributor is JPMorgan Distribution Services, Inc. (“JPMDS”). The Trust’s administrator is JPMorgan Funds Management, Inc. (“JPMFM”). The address of each of these entities is 270 Park Avenue, New York, New York 10017. The Trust’s custodian and fund accounting agent is JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017.

The Funds commenced operations on September 30, 2009. As of June 30, 2010*, the Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned

JPMorgan Access Balanced Fund	Barclays Capital Inc.	$16,461

	Credit Suisse First Boston LLC	26,217

	HSBC Securities Inc.	30,547
JPMorgan Access Growth Fund	Credit Suisse First Boston LLC	20,044

	HSBC Securities Inc.	21,471

*The Funds commenced operations on 9/30/09. Therefore, the fiscal period ended 6/30/10 covers the period 9/30/09-6/30/10.

The table below sets forth the 12b-1 fees paid by the Funds to JPMDS for the period ended June 30, 2010* (amounts in thousands). Select Class and Institutional Class Shares do not pay 12b-1 fees.

Period Ended 6/30/10*
Fund	Paid

JPMorgan Access Balanced Fund	$37

JPMorgan Access Growth Fund	43

*The Funds commenced operations on 9/30/09. Therefore, the fiscal period ended 6/30/10 covers the period 9/30/09-6/30/10.

The table below sets forth the shareholder service fees paid by the Funds to JPMDS for the period ended June 30, 2010* (amounts in thousands).

Fund	Period Ended 6/30/10* Class A Shares Paid	Period Ended 6/30/10** Class C Shares Paid	Period Ended 6/30/10* Institutional Class Shares Paid	Period Ended 6/30/10* Select Class Shares Paid
JPMorgan Access Balanced Fund	$4	$9	$7	$1,294
JPMorgan Access Growth Fund	4	10	2	662

*The Funds commenced operations on 9/30/09. Therefore, the fiscal period ended 6/30/10 covers the period 9/30/09-6/30/10.

**Class C Shares of the Fund were launched on 1/4/10.

The table below sets forth the administration, administrative services and co-administration fees paid by the Funds to JPMFM for the period ended June 30, 2010* (amounts in thousands).

Period Ended 6/30/2010*
Fund	Paid

JPMorgan Access Balanced Fund	$608

JPMorgan Access Growth Fund	326

*The Funds commenced operations on 9/30/09. Therefore, the fiscal period ended 6/30/10 covers the period 9/30/09-6/30/10.

The table below sets forth the amounts each Fund paid to JPMorgan Chase Bank for custody and fund accounting services for the period ended June 30, 2010* (amounts in thousands).

Period Ended 6/30/2010*
Fund	Paid

JPMorgan Access Balanced Fund	$416

JPMorgan Access Growth Fund	196

*The Funds commenced operations on 9/30/09. Therefore, the fiscal period ended 6/30/10 covers the period 9/30/09-6/30/10.

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request by writing to JPMorgan Funds Service Center, P.O. Box 8528, Boston, MA 02266, or by calling 1-800-480-4111.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account.

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholders vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

ANNEX A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

between

J.P. MORGAN INVESTMENT MANAGEMENT INC.

and

SHENKMAN CAPITAL MANAGEMENT, INC.

INVESTMENT SUBADVISORY AGREEMENT, effective as of the      day of                                 , 2011, between J.P. Morgan Investment Management Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and Shenkman Capital Management, Inc. (“Subadviser”), a corporation organized and existing under the laws of the State of New York.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of May 21, 2009 (“Advisory Agreement”) with J.P. Morgan Trust I, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions (each a “Fund”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the assets of each Fund listed on Appendix A which the Adviser may from time to time assign to the Subadviser (the “Subadviser Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.    Appointment. Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties of the Subadviser

A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall (a) manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and such other limitations as the Adviser may institute. The Subadviser shall

(a) make investment decisions for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-Laws, and Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

(i)

regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment Program, compliance of the Subadviser Assets with the Prospectus, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)

comply with valuation procedures adopted by the Board, including any amendments thereto, to the extent they are applicable to the Subadviser, and consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)

provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Prospectus and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities.

(iv)	identify, process and track all class actions for any security held within the Fund managed by the Subadviser during its management.

(v)

provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, including, but not limited to: (i) providing broker contacts as needed for obtaining trade confirmations; (ii) providing copies of term loans and swap agreements, within a reasonable time after the execution of such agreements; (iii) providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (iv) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C. Expenses. The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D. Brokerage. The Subadviser will select brokers and dealers to effect all orders for the purchase and sale of Subadviser Assets. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets of the Fund, the Subadviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Except as permitted by Rule 17a-10 under the 1940 Act, Subadviser will not engage in principal transactions with respect to the Subadviser Assets with any affiliate of the Adviser or of any other subadviser to the Fund, and will engage in agency transactions with respect to the Subadviser Assets with such affiliates only in accordance with all applicable rules and regulations. Subadviser will provide a list of its affiliates to Adviser, as such may be amended from time to time. Adviser will provide to Subadviser a list of affiliated brokers and dealers of the Adviser and of each other subadviser to the Fund.

E. Aggregation of Orders. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records that (i) are not legally required to be maintained by or on behalf of the Fund and that constitute the Subadviser’s proprietary information and analysis; or (ii) to the extent required for it to comply with its policies and procedures or applicable laws. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H. Proxy voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets. The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940. The Sub-Adviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto in writing by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J. Other Subadvisers. With respect to any Fund, (i) the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to

Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser will provide advice and otherwise perform services hereunder exclusively with respect to the Subadviser Assets of that Fund.

K. Portfolio Holdings. The Subadviser will not disclose to third parties, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy or as otherwise directed in writing by the Adviser. As deemed necessary, the Adviser may direct the Subadviser to disclose to J.P. Morgan Private Investments, Inc. a list of the securities and other holdings and portfolio characteristics of the Subadviser Assets.

3.    Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent. Compensation for any partial period shall be pro-rated based on the length of the period.

4.    Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement.

5.    Indemnification.

a. The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement.

b. The Subadviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.    Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’

accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.    Maintenance of Insurance. During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain investment adviser’s errors and omissions insurance and will carry a fidelity bond covering it and each of its employees and authorized agents with each policy with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.    Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or other legal process. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

9.    Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice, by the Adviser, by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Representations	of Subadviser. The Subadviser represents, warrants, and agrees as follows:

A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Subadviser has adopted a written code of ethics which is reasonably designed to comply with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and

(ii) identifying any material violations which have occurred with respect to the Subadviser Assets. Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C. Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D. The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

11.    Representations of the Adviser. The Adviser, for itself and on behalf of each Fund, hereby represents and warrants to the Subadviser that: (a) it is duly empowered and authorized to execute, deliver and perform this Agreement; (b) this Agreement constitutes a valid and binding obligation of the Adviser and each Fund, enforceable against each in accordance with its terms, subject to bankruptcy, insolvency or similar laws from time to time in effect that affect the rights of creditors; (c) the person(s) executing this Agreement on its behalf has (have) full power and authority to do so; (d) each Fund is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended; and (f) it, and each Fund, is not involved in money laundering activities or other illegal criminal activities, is in material compliance with all applicable legal requirements with respect to anti-money laundering and has an appropriate anti-money laundering program that complies in all material respects with U.S. and other applicable laws, rules and regulations and is designed to detect and report any activity that raises suspicion of money laundering activities.

12.    Provision of Certain Information by Subadviser. The Subadviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Prospectus, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) – 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports and (v) promptly providing special reports in the event of material compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and

Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

13.    Provision of Certain Information by the Adviser. The Adviser will promptly notify the Subadviser: (1) in the event that the SEC has censured the Adviser or the Trust, placed limitations upon either of their activities, functions, or operations, suspended or revoked the Adviser’s registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

14.    Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

15. Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Change in Control. The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, in each case prior to or promptly after such change. In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C. Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt. All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, 8th Floor, New York, NY 10167, Attention: Legal; Fax No. 212-648-1978.

All notices to Subadviser shall be sent to: Shenkman Capital Management, Inc. 461 Fifth Avenue, 22nd Floor, New York, NY 10017, Attention: Mark R. Shenkman, President; Fax No: 212-867-9106. A copy of all notice shall also be sent to Richard H. Weinstein, Esq. at the same address.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest:	By:

(Title)

Shenkman Capital Management, Inc.

Attest:	By:

(Name) Mark R. Shenkman
(Title) President

Appendix A

Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

FUND	RATE
JPMorgan Access Growth Fund

JPMorgan Access Value Fund